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                                                                 EXHIBIT 10.20

                           SPONSORED RESEARCH CONTRACT
                   THE CURATORS OF THE UNIVERSITY OF MISSOURI

This Contract by and between The Curators of the University of Missouri on behalf of the University of Missouri-Columbia with its principal offices at 310 Jesse Hall, Office of Sponsored Program Administration, Columbia, Missouri 65211 (hereafter referred to as the University) and Collateral Therapeutics with its principal offices at San Diego, California 92121, (hereafter referred to as Sponsor), is made under the following terms:

ARTICLE 01. STATEMENT OF WORK

The University will undertake the sponsored research project entitled *** under the direction of *** *** of the College of Veterinary Medicine, Veterinary Biomedical Sciences Department, at the University of Missouri - Columbia substantially in accordance with the proposed program and toward the goals set forth in the research proposal dated *** (attached hereto as Attachment A and made a part of this contract). Any change in the scope of work must be approved in writing by both the University and Sponsor.

ARTICLE 02. PERIOD OF PERFORMANCE

This Contract shall be for the period beginning October 15, 1997 through July 15, 1998 unless otherwise amended or extended by mutual written agreement of the parties.

ARTICLE 03. PROJECT COSTS/AWARD

It is agreed that the total project costs to the Sponsor for this Contract shall not exceed *** *** unless changed by written amendment to this Contract. The University's budget is set forth in Attachment A.

ARTICLE 04. INVOICE SUBMISSION AND PAYMENTS

Upon acceptance of this Contract by both parties, the University will invoice Sponsor in accordance with the following schedule and for the stated amounts:

$ 45,650 Sixty percent (60%) of the award amount upon the start date of the designated project or upon full execution of this Contract, whichever is later.

***         ***

***         ***

Within *** of the end of the Contract period, the University will provide Sponsor with a final statement of expenditures. Any balance of funds unexpended, if applicable, at the conclusion of the Contract period must be returned to Sponsor.

All invoices and the final statement of expenditures pertaining to this Contract will be sent to:

      Kathy Rooney
      Vice President, Administration
      Collateral Therapeutics
      9360 Towne Center Drive
      San Diego. California 92121
      Telephone: 619/824-6503/FAX:619/587-3518

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

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All payments for effort under this Contract will be made payable to The Curators of the University of Missouri. Checks will be sent to:

      Ms. Deborah Caselman
      Associate Director/Fiscal Affairs
      Office of Sponsored Program Administration
      University of Missouri - Columbia
      310 Jesse Hall
      Columbia, Missouri 65211
      Telephone: 314/882-0174/FAX: 314/884-4078

ARTICLE 05. TITLE TO EQUIPMENT

Title to all equipment, materials and supplies purchased under this Contract shall vest in the University at the time of acquisition of the items.

ARTICLE 06. DELIVERABLES/REPORTS

The University shall provide such reports as required by Sponsor and a final report due within *** after completion or termination of the Contract, whichever occurs first.

ARTICLE 07. RECORDS

The University shall maintain such records and accounts necessary to assure a proper accounting of all project funds. These records shall be available to Sponsor or any of its authorized representatives during the period of this Contract, and for three (3) years after completion or termination of the project, whichever is later. In the event of audit or dispute, records will be retained until resolution thereof.

ARTICLE 08. TERMINATION

This Contract may be terminated, with or without cause, by either party upon written notice to the other thirty (30) days prior to the official date of termination. Upon receipt of notice of termination, the University shall make every effort to reduce or cancel outstanding commitments and shall incur no additional expenses. Sponsor shall reimburse the University for outstanding expenses incurred up to the date of termination, including uncancellable obligations and reasonable termination costs, but in no event will such costs exceed the total funds presently allocated to this Contract.

ARTICLE 09. PUBLICATION

The University reserves the right to publish the results of this research project. At least ninety (90) days before publishing, the University shall notify Sponsor of its intention to publish, and shall, upon request, submit the manuscript to Sponsor for review and comment. Any comments shall be in writing and shall be submitted to the University within ninety (90) days of receipt of the manuscript by Sponsor. The comments shall be given due consideration by the University.

ARTICLE 10. PATENTS AND COPYRIGHTS

It is expressly agreed that neither Sponsor nor the University transfers by operation under this Contract to the other party any patent rights, copyrights, or other proprietary rights either party owns as of the commencement date of this Contract, except as specifically set forth herein.

The University retains all ownership to any patents, copyrights, processes, inventions and other proprietary intellectual property of any nature developed as a result of the research or investigation conducted under this Contract. The University hereby grants Sponsor a six (6) month option from the date of notice to Sponsor by University for an exclusive commercial license based on financial terms and conditions to be negotiated.

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      Confidential Treatment and filed separately with the Commission.


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ARTICLE 11. CONFIDENTIAL INFORMATION

During the term of this Contract and for a period of five (5) years thereafter, the University and Sponsor shall use their best efforts to protect the confidentiality of proprietary information provided it by the other party and identified in writing as confidential and proprietary. This obligation of confidentiality shall not apply to information which (a) is or becomes known publicly through no fault of the other party; (b) is obtained or learned by the receiving party from a third party entitled to disclose it; (c) is already known to the receiving party at the time of disclosure, as shown by the receiving party's prior written records; or (d) is developed by the receiving party independent of any disclosure made hereunder. This obligation of confidentiality does not apply when such disclosure of information is required by law.

ARTICLE 12. PUBLICITY/USE OF UNIVERSITY NAME

Sponsor will not use directly or by implication the name of the University or the name of any member of the University's technical staff working on this research project or any information or data relating to the research project for any product promotion or commercial publicity or advertising purposes, nor in any way the aims, policies, programs, products, or opinions of the Sponsor without the prior written approval of the University.

ARTICLE 13. NOTICES

All notices required by this Contract shall be made in writing and sent prepaid by certified mail. For purposes of this Contract, the addresses of the parties are as follows:

University:   (Technical)  ***
              College of Veterinary Medicine
              Department of Veterinary Biomedical Sciences
              University of Missouri - Columbia
              E102 Veterinary Medicine Building
              Columbia, Missouri 65211
              Telephone: 573/882-7011

              (Business) Ms. Joyce M. Pfaff, Assistant Director
              Office of Sponsored Program Administration
              University of Missouri - Columbia
              310 Jesse Hall
              Columbia, Missouri 65211
              Telephone 314/882-9592 / FAX: 314/994-4078

Sponsor: Kathy Rooney
              Vice President, Administration
              Collateral Therapeutics
              9360 Towne Center Drive
              San Diego, California 92121
              Telephone: 619/824-6503/FAX: 619/587-3518

ARTICLE 14. RELATIONSHIP OF PARTIES

The relationship of the University to Sponsor shall be that of an independent contractor and nothing contained in this Contract shall be construed to create the appearance of an employer/employee relationship. The University shall have no authority to represent itself as an agent of Sponsor or to bind Sponsor for any obligation or expense not specifically stated in this Contract.

ARTICLE 15. ASSIGNMENT

This Contract shall not be assigned by either party without the prior written approval of the other party.

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      Confidential Treatment and filed separately with the Commission.


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ARTICLE 16. CONTRACT MODIFICATION

Any agreement to change the terms of this Contract in any way shall be valid only if the change is made in writing and approved by mutual agreement of the authorized representatives of the parties hereto.

ARTICLE 17. INDEMNIFICATION

Sponsor shall indemnify, defend and hold harmless the University, its employees, officers and agents from any and all liability, loss, damage and expenses (including attorney fees) they may suffer as a result of claims, demands, costs or judgments which may be made or instituted against them or any of them by reason of personal injury (including death) to any person or damage to property arising out of or connected with the performance of the activities to be carried out under the statement of work provided. Any such liability, loss or damage resulting from negligence or willful malfeasance by the University, its employees, officers and agents is excluded from this agreement to indemnify, defend and hold harmless.

ARTICLE 18. APPLICABLE LAW

This Contract shall be governed by the laws of the State of Missouri.

ARTICLE 19. USE OF PURCHASE ORDER

Sponsor hereby agrees that, should Sponsor use a purchase order to fund this Contract. any terms and conditions contained in the purchase order shall be considered deleted and not applicable for purposes of this Contract.

ARTICLE 20. ENTIRE CONTRACT

This Contract and attachments hereto contain the entire agreement between the two parties. All modifications must be in writing and signed by the duly authorized officials of both parties. No oral agreements or conversation with any officer or employee of either party shall affect or modify any of the terms and conditions of this Contract.

FOR THE CURATORS OF THE               FOR Collateral Therapeutics
UNIVERSITY OF MISSOURI


/s/ Joyce M. Pfaff                    /s/ Christopher J. Reinhard
------------------                    ---------------------------
By: Joyce M. Pfaff                    By:  Christopher J. Reinhard
Title: Assistant Director             Title:  CFO/COO

Date: 10/13/97                        Date:  10-22-97

Proposal No. 9810444-1


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                                  ATTACHMENT A

                            STATEMENT OF WORK/BUDGET

                                      ***
                                      ***


Principal Investigator: ***
                        Department of Veterinary Biomedical Sciences
                        E 102 Vet Med Bld
                        University of Missouri
                        Columbia, Missouri U.S.A. 65211
                        Phone: (573) 882-2635
                        FAIR: (573) 884-6890
                        E-mail:    ***   showme.missouri.edu

PURPOSE:

                                      ***
                                      ***
                                      ***

RATIONALE:

                                      ***
                                      ***
                                      ***

EXPERIMENTAL DESIGN:


                                      ***
                                      ***
                                      ***

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      Experimental Groups.            ***
                                      ***
                                      ***


***    Transfer.                      ***
                                      ***
                                      ***


METHODS:                              ***
                                      ***
                                      ***

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                                      ***
                                      ***


REFERENCES:

                                      ***
                                      ***
                                      ***

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                                    Budget:

                                      ***
                                      ***

Principal Investigator: ***
                        Department of Veterinary Biomedical Sciences
                        E 102 Vet Med Bld
                        University of Missouri
                        Columbia, Missouri U.S.A. 65211
                        Phone: (573) 882-2635
                        FAX: (573) 884-6890
                        E-mail:     ***  showme.missouri.edu
--------------------------------------------------------------------------------

Personnel:

                              Costs
Research Associate    ***        ***
Technician      ***              ***
Animal Exer/Caretaker ***        ***
Fringe Benefits       ***        ***

                              Sub-total   ***
Supplies:

***                           ***
***                           ***
***                           ***
***                           ***
***                           ***
***                           ***
                              Sub-total   ***

Services:

     ***                  ***             ***

--------------------------------------------------------------------------------
      ***                                 ***
University of Missouri   ***   Cost:      ***
--------------------------------------------------------------------------------
                              Total Costs ***


Contingency:      If the experiment requires significant expansion to do more animals beyond that described in the Experimental Design
                  (e.g., increased evaluation in Phase I to determine the definitive experimental protocol for Phase II) the cost will be determined, proportional to the above budget, and billed per approval of *** .


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                                                                          Page 4

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                        UNIVERSITY OF MISSOURI - COLUMBIA
                               FUNDING SOURCE FORM

RE:   Agency: Collateral Therapeutics
      Award Document:
      Project Title:       ***
      Project Director:           ***            College of Beterinary Medicine,
                        Department of Veterinary Biomedical Sciences
      University of Missouri-Columbia Proposal No.    ***

Is the source of funds provided by this program services contract Federal pass-through? |_| Yes |x| No If yes, please specifically identify the Federal Agency by name and the CFDA#:


/s/Kathy Rooney               10-21-97
------------------------------------------
Signature                     Date

Please return to Paula J. Teel, Grants and Contracts Administrator, Office of Sponsored Program Administration, University of Missouri - Columbia, 310 Jesse Hall, Columbia, Missouri 65211, or by facsimile to (573) 884-4078.

*** Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.